                                                                  Exhibit 10-a-1





                              NORDSON CORPORATION


                     MANAGEMENT INCENTIVE COMPENSATION PLAN


                      1994 REVISION TO EXHIBITS A, B AND C

                                                                       EXHIBIT A



                              NORDSON CORPORATION

                     MANAGEMENT INCENTIVE COMPENSATION PLAN

                    ELIGIBLE POSITIONS FOR FY 1994 PLAN YEAR




          - President and Chief Executive Officer


          - Vice President


          - Vice President


          - Vice President


          - President - Nordson K.K.


          - President - Pacific/South Division


          - President - European Division


          - Vice President - Corporate Research and Technology


          - Vice President - Finance and Controller


          - Vice President - Law and Assistant Secretary


          - Vice President - Manufacturing


          - Vice President - Human Resources
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




                                                                       EXHIBIT B



                              NORDSON CORPORATION

                            TARGET INCENTIVE AWARDS

                               FY 1994 PLAN YEAR



                                                         Target
     Position Title              Incumbent           Award Amount
- ------------------------      ---------------        ------------
President and
Chief Executive Officer       W. P. Madar              $  480,000


Vice President                J. E. Jackson               149,500


Vice President                E. P. Campbell              149,500

President -
European Division             W. Bohm                     143,000


Vice President                R. E. Thayer                126,750

President -
Pacific/South Division        D. J. McLane                117,000

Vice President - Finance
and Controller                N. D. Pellecchia             85,250

Vice President - Law
and Assistant Secretary       T. L. Moorhead               78,650

Vice President -
Manufacturing                 D. R. Bunch                  77,000

Vice President - Corporate
Research and Technology       R. G. Klein                  77,000

Vice President -
Human Resources               B. H. Fields                 74,800


President - Nordson K.K.      Y. Miyahara                  73,450*
                                                       ----------

                              Aggregate Target Award:  $1,631,900
                                                       ==========




*Represents Yen 8,125,000 converted at the December 31, 1993 exchange rate of Yen 110.6 to the U.S. $1.

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                                                                       EXHIBIT C



                      NORDSON CORPORATION

        MANAGEMENT INCENTIVE COMPENSATION PLAN - FY 1994

                     PERFORMANCE COMPONENTS


________________________________________________________________



          I.  70% of Target Award       II.  30% of Target Award
               RETURN ON CAPITAL               PROFITABILITY

CORPORATE
  GOAL            16% / Year                    15% / Year




_________________________________________________________________


                           % of                             % of
                          Target        Earnings           Target
          ROC             Award         Per Share          Award
          ---             ------        ---------          ------
PAYOUT
TABLES     8%               -0-          $2.13               -0-
          12%               50            2.29               50
          16%              100            2.45              100
          20% and above    150            2.77 and above    150


_________________________________________________________________